UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2008

KITCHER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-141328
(Commission File Number)

20-8107485
(IRS Employer Identification No.)

15th Floor, 654 Madison Avenue, New York, New York 10021
(Address of principal executive offices and Zip Code)

917-796-9926
Registrant's telephone number, including area code

3909 MacNeil Bay NW, Edmonton, Alberta, T6R 0H5
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 21, 2008 we appointed Seth Shaw as president, secretary, treasurer, chief financial officer and director of our company. Following those appointments, Suneet Atwal resigned as our president, secretary, treasurer, chief financial officer and director.

Our board of directors and sole officer now consists of Seth Shaw.

In April of 2005, Mr. Shaw founded Novastar Resources Ltd. to focus on the acquisition of thorium properties, with the vision of the metal thorium being utilized as a more efficient, non-proliferative source of nuclear fuel, at a future point. Mr. Shaw assisted the corporation in raising capital and was instrumental in the successful completion of the merger between Novastar Resources and Thorium Power. Mr. Shaw was retained as the Director of Strategic Planning to maintain Institutional Investor Relations for the firm until April 2007. He remains as a consultant to the company at the present time. Since March 2007 Mr. Shaw has also held a position at Uni-Pixel, Inc., handling institutional investor relations. In this capacity, he has assisted management in enhancing market awareness with top tier institutional investors. Previously Mr. Shaw helped form the biotechnology startup, Physician Therapeutics, LLC, in early 2004. He served as Interim Chief Financial Officer for more than one year, arranging the company's initial financing and assisting in the structuring and negotiation of joint ventures. That company was subsequently acquired by Targeted Medical Pharma. Mr. Shaw was a director and officer of Organetix, Inc. (now Seafarer Exploration Corp.) from May 30, 2007 to June 4, 2008.

Mr. Shaw graduated from Cornell University in 2001 with a bachelor's degree in Policy Analysis Management and a concentration in Econometrics. Mr. Shaw sits on the boards of the Cypress Fund for World Peace and Security in Washington, D.C. and the Jewish Community Center ("JCC") in Dutchess County, New York.

CERTAIN RELATED TRANSACTIONS AND RELATIONSHIPS

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the company's total assets at year end for the last two completed fiscal years and in which, to our knowledge, Seth Shaw has had or will have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITCHER RESOURCES INC.

/s/ Seth Shaw
 Seth Shaw
President

Date: October 28, 2008.